UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 25, 2007
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-25507                 76-0547750
 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts             02026
(Address of principal executive offices)                      (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

On July 25, 2007, iParty Corp. issued a press release announcing its results of operations for the second fiscal quarter of 2007 ended June 30, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, not shall it be deemed incorporated by reference in any filing under the securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

         (d) Exhibits

99.1     Press release of iParty Corp. dated July 25, 2007


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     iPARTY CORP.

                                     By:          /s/ SAL PERISANO
                                               ----------------------------
                                                     Sal Perisano
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:  July 25, 2007


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
------     -----------
99.1       Press release of iParty Corp. dated July 25, 2007